UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 23, 2004

(Date of report (Date of earliest event reported))

THE SPORTS AUTHORITY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31746	84-1242802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 West Hampden Avenue, Englewood, Colorado		80110
(Address of Principal Executive Offices)		(Zip Code)

(303) 200-5050

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be incorporated by reference into any filing of The Sports Authority, Inc. (formerly known as Gart Sports Company) under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On November 23, 2004, The Sports Authority, Inc. issued a news release regarding its financial results for the third quarter and nine months ended October 30, 2004.  In addition, the news release contained forecasted pro forma diluted earnings per share for the fourth quarter of fiscal 2004 and for fiscal year 2004.  The news release is attached hereto as Exhibit 99.1.

To supplement our condensed consolidated statements of operations presented on a basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we have disclosed additional non-GAAP measures of net income and earnings per share adjusted to exclude merger integration costs and certain other non-recurring costs and income we believe appropriate to enhance an overall understanding of our financial performance.  These adjustments to our GAAP results are made with the intent of providing a more complete understanding of the underlying operational results.  Also, we have disclosed pro forma combined results for the 39 weeks ended November 1, 2003, to provide an additional basis for comparison of our current results for the 39 weeks ended October 30, 2004.   These non-GAAP and pro forma measures have been reconciled to the most comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

As disclosed in Exhibit 99.1, none of the forecasted pro forma diluted earnings per share amounts include merger integration costs. We do not expect to incur additional merger integration costs subsequent to the period ended October 30, 2004. Forecasted pro forma diluted earnings per share amounts, for the periods described above, have been reconciled to the most comparable financial measure calculated in accordance with GAAP, diluted earnings per share including tax effected merger integration costs.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

99.1	News Release issued by The Sports Authority, Inc. (formerly known as Gart Sports Company) on November 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTS AUTHORITY, INC.

By:	/s/ Thomas T. Hendrickson
	Name:	Thomas T. Hendrickson
	Title:	Chief Financial Officer, Chief Administrative Officer and Treasurer

Date: November 23, 2004